UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 27, 2004

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                           1-9887              94-0506370
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                   File Number)           Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                97205
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(Address of principal executive offices)                      (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated July 27, 2004, announcing financial results for the quarter ended June 30, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 27, 2004, the Company issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (2) EBITDA before the non-cash portion of the Settlement Charge (as defined in the press release) and fixed and other asset impairment charges; (3) net income exclusive of the Settlement Charge; and (4) operating income (loss) before the Settlement Charge and fixed and other asset impairment charges. "GAAP" refers to accounting principles generally accepted in the United States. The press release contains a reconciliation table of items 1 and 2 above to the most directly comparable GAAP measures. The Company believes the non-GAAP measure in item 1 above is useful to investors because it is a basis upon which the Company assesses its financial performance, it provides useful information regarding the Company's ability to service its debt and it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage. The Company believes the non-GAAP measures in items 2, 3, and 4 are useful to investors when comparing to prior periods because it believes the excluded items are nonrecurring, except for additional labor dispute settlement charges that may occur based on the market value of the Company's shares of common stock issued as part of the settlement. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. A reconciliation table of items 3 and 4 above is set forth below.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.


                                         Three Months Ended         Six Months Ended
                                               June 30,                 June 30,
                                      ----------------------     ----------------------
                                        2004           2003        2004         2003
                                        ----           ----        ----         ----
Operating (loss) income               $ 20,343     ($48,563)     $ 35,447     ($55,134)
Add back labor dispute settlement
   adjustment                           31,868           --        38,868           --
Add back fixed asset and other
   impairment charges                       --       36,113            --       36,113
                                      --------     --------      --------     --------
Operating income (loss) before
   labor dispute settlement
   adjustment and fixed and
   other asset impairment
   charges                            $ 52,211     ($12,450)     $ 74,315     ($19,021)
                                      ========     ========      ========     ========


                                         Three Months Ended         Six Months Ended
                                               June 30,                 June 30,
                                      ----------------------     ----------------------
                                        2004           2003        2004         2003
                                        ----           ----        ----         ----
Net income (loss)                     $ 14,020     ($51,947)     $ 21,545     ($60,973)
Add back labor dispute settlement
  adjustment                            31,868           --        38,868           --
                                      --------     --------      --------      -------



Net income (loss) before labor
  dispute settlement adjustment       $ 45,888     ($51,947)     $ 60,413     ($60,973)
                                      ========     ========      ========     ========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:    7/27/04                               By:  /s/ Jeff S. Stewart
      ------------------------------           ---------------------------------
                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)